EXHIBIT 10.70

                           TALK AMERICA HOLDINGS, INC.

                                       To

                            WILMINGTON TRUST COMPANY
                                     Trustee


                          ____________________________

                          SUPPLEMENTAL INDENTURE NO. 1
                          ----------------------------

                            Dated as of April 2, 2002

                                       to

                                    INDENTURE
                                    ---------

                            Dated as of April 2, 2002

                          ____________________________

                                 U.S. $2,822,400

          8% Convertible Senior Subordinated Notes due August 15, 2007

                           TALK AMERICA HOLDINGS, INC.

                          SUPPLEMENTAL INDENTURE NO. 1
                            Dated as of April 2, 2002

          8% Convertible Senior Subordinated Notes due August 15, 2007

SUPPLEMENTAL INDENTURE NO. 1, dated as of April 2, 2002, between TALK AMERICA HOLDINGS, INC., a corporation duly organized and existing under the laws of the State of Delaware with executive offices located at 12020 Sunrise Valley Drive, Suite 250, Reston, Virginia 20191 (hereinafter sometimes called the "Company") and Wilmington Trust Company, with offices located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890 (hereinafter sometimes called the "Trustee") as Trustee under an indenture of the Company (the "Indenture") dated as of April 2, 2002.

                             RECITALS OF THE COMPANY

     Section 301 of the Indenture provides for the issuance from time to time of debentures, notes, bonds or other evidences of indebtedness (the "Securities") of the Company in series, issuable for the purposes and subject to the limitations contained in the Indenture. The Company has duly authorized the creation of a series of its Securities titled its 8% Convertible Senior
Subordinated Notes Due August 15, 2007 of the tenor and in the amount hereinafter set forth.

     Section 901 of the Indenture provides that the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into one or more indentures supplemental to the Indenture to establish, among other things, the form and terms of Securities of any series as permitted by Section 301 of the Indenture and to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities or to surrender any right or power therein conferred upon the Company.

     The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 1, and all things necessary have been done to make the Notes (as defined below), when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Supplemental Indenture No. 1 a valid agreement of the Company, in accordance with its terms.

                        NOW, THEREFORE, THIS SUPPLEMENTAL
                           INDENTURE NO. 1 WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities of the series provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of such series, as follows:
                                  ARTICLE  I

                        The  Series  of  Securities
                        ---------------------------

     Section 1.01 There shall be a series of Securities designated the 8% Convertible Senior Subordinated Notes due August 15, 2007 of the Company (herein, the "Notes"), limited in aggregate principal amount to $2,822,400 (except for: (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to
Section 304, 305, 306, 906 or 1107 of the Indenture and (ii) any Notes that, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder).

     Section 1.02 Each Note shall be substantially in the form and contain the terms and provisions set forth in the form of Note attached hereto as Exhibit A and incorporated by reference herein. The provisions of the Indenture relating to Book-Entry Securities shall be applicable to the Notes including, without limitation, the provisions of Sections 202, 305 and 310 of the Indenture. If any provision of this Supplemental Indenture No. 1 limits, qualifies, or conflicts with any term or provision of the Notes, such provision in the Notes shall control.

                                  ARTICLE  II

                   Relation  to  Indenture;  Definitions
                   -------------------------------------

     Section 2.01 This Supplemental Indenture No. 1 constitutes an integral part of the Indenture and shall be construed in connection with and as part of the Indenture.

     Section 2.02 For all purposes of this Supplemental Indenture No. 1, capitalized terms used herein without definition shall have the meanings specified in the Indenture. If any term is defined in this Supplemental Indenture No. 1 and in the Indenture, such term shall have the meaning assigned to it in this Supplemental Indenture No. 1.

                                  ARTICLE  III

                                   Covenants
                                   ---------

     Section 3.01 The provisions of Article Ten of the Indenture entitled "Covenants" shall be applicable to the Notes.

                                  ARTICLE  IV

                                  Redemption
                                  ----------

     Section 4.01 The provisions of Article Eleven of the Indenture entitled "Redemption of Securities" shall be applicable to the Notes.

     Section 4.02 The Notes may be redeemed at any time, in whole or in part (in any integral multiple of $100), at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders thereof, at par value, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an Interest Payment Date).

     On or after the redemption date, interest will cease to accrue on the Notes, or portion thereof, called for redemption.

                                  ARTICLE  V

                                Sinking  Funds
                                --------------

     Section 5.01 The provisions of Article Twelve of the Indenture entitled "Sinking Funds" shall not be applicable to the Notes.

                                  ARTICLE  VI

                                 Subordination
                                 -------------

     Section 6.01 The provisions of Article Thirteen of the Indenture entitled "Subordination of Securities" shall be applicable to the Notes.

                                  ARTICLE  VII

                                   Conversion
                                   ----------

     Section 7.01 The provisions of Article Fourteen of the Indenture entitled "Conversion of Securities" shall be applicable to the Notes.

     Section 7.02 A holder of a Note may convert the principal amount thereof (or any portion thereof that is an integral multiple of $100) into fully paid and nonassessable shares of Common Stock of the Company as described in Article Fourteen of the Indenture. The initial Conversion Price for the Notes into Common Stock is $5.00 per share, subject to certain adjustments as described in Article Fourteen of the Indenture.

                                  ARTICLE  VIII

                       Defeasance  and  Covenant  Defeasance
                       -------------------------------------

     Section 8.01 The provisions of Article Fifteen of the Indenture entitled "Defeasance and Covenant Defeasance" shall not be applicable to the Notes.

                                  ARTICLE  IX

                                 Miscellaneous
                                 -------------

     Section 9.01 The recitals of fact herein and in the Notes shall be taken as statements of the Company and shall not be construed as made by the Trustee.

     Section 9.02 THIS SUPPLEMENTAL INDENTURE NO. 1 AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9.03 In case any one or more of the provisions contained in this Supplemental Indenture No. 1 or in the Notes should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

     Section 9.04 Wherever in this Supplemental Indenture No. 1 any of the parties hereto is named or referred to, such reference shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture No. 1 contained by or on behalf of the Company or the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     Section  9.05

          (a) This Supplemental Indenture No. 1 may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          (b) The descriptive headings of the several Articles of this Supplemental Indenture No. 1 were formulated, used and inserted in this Supplemental Indenture No. 1 for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed, all as of the day and year first above written.

                                   WILMINGTON  TRUST  COMPANY
                                        as  Trustee


                                   By:  /s/  James  J.  McGinley
                                        ------------------------
                                   Name:  James  J.  McGinley
                                   Title: Authorized  Signer

                                   TALK  AMERICA  HOLDINGS,  INC.


                                   By: /s/  Aloysius  T.  Lawn  IV
                                        ---------------------------
                                   Name:  Aloysius  T.  Lawn  IV
                                   Title:  Executive  Vice  President-
                                           General  Counsel

                                   By: /s/  Edward  B.  Meyercord,  III
                                        --------------------------------
                                   Name:  Edward  B.  Meyercord,  III
                                   Title:  President  and  Treasurer

STATE  OF  NEW YORK     )
                    :     ss:
COUNTY  OF  NEW YORK    )

     On the 4th day of April, 2002, before me personally came James J. McGinley, to me known, who, being by me duly sworn, did depose and say that he resides at 401 E. 65th Street; that he is a Trust Officer of Wilmington Trust Company, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Maryanne Tyrrell
                                        Notary  Public

STATE  OF  PENNSYLVANIA     )
          :     ss:
COUNTY  OF  BUCKS          )

     On the 4th day of April, 2002, before me personally came Aloysius T. Lawn IV, to me known, who, being by me duly sworn, did depose and say that he resides at 1409 Bramble Lane, West Chester, PA 19380; that he is an Executive Vice
President-General Counsel of Talk America Holdings, Inc., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Amy McCusker
                                        Notary  Public

STATE  OF  PENNSYLVANIA     )
          :     ss:
COUNTY  OF  BUCKS          )

     On the 4th day of April, 2002, before me personally came Edward B. Meyercord, III, to me known, who, being by me duly sworn, did depose and say that he resides at 415 Ridgeview Road, Princeton, NJ 08540; that he is President, Treasurer of Talk America Holdings, Inc., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Amy McCusker
                                        Notary  Public

                                                                       EXHIBIT A

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
                     8% CONVERTIBLE SENIOR SUBORDINATED NOTE
                     ---------------------------------------
                                    DUE 2007
                                    --------

No.                                                                   $
                                                             CUSIP  No.87426RAA1

     Talk America Holdings, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [ ] on August 15, 2007, and to pay interest thereon from the Issuance Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2002, at the rate of 8% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest (including any post-petition interest in any proceeding under any Bankruptcy Law) (without regard to any applicable grace period) at the rate borne by the Notes, compounded annually. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business

                                       A1
on the Regular Record Date for such interest, which shall be February 1st or August 1st preceding any Interest Payment Date, (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                       A2

     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized Officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                   TALK  AMERICA  HOLDINGS,  INC.,
                                   by:  ______________________
                                   Name:
                                   Title:


                                   by:  ______________________
                                   Name:
                                   Title:

 [Seal]
Attested  by:

---------------------
Name:
Title:  Secretary

TRUSTEE'S  CERTIFICATE  OF
AUTHENTICATION

This  is  one  of  the
8%  Convertible  Subordinated  Notes
due  2007  described  in  the  within-mentioned
Indenture.

WILMINGTON  TRUST  COMPANY,  as  Trustee,

by

Authorized  Officer

Dated:
      ------------------

                                       A3

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of April 2, 2002 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $2,822,400.

     The Notes of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, such 30 or 60 days, as the case may be, to be counted from the date notice is mailed, at any time, as a whole or in part, at the election of the Company, at par value, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

     The  Notes  do  not  have  the  benefit  of  any  sinking fund obligations.

     The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at its option, at any time on or after the opening of business on the Issuance Date and on or before the close of business immediately preceding the date of the Note's maturity, or in case this Note or a portion hereof is called for redemption, then in respect of this Note or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert this Note (or any portion of the principal amount hereof which is $100 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the initial Conversion Price equal to $5.00 per share, aggregate principal amount of

                                       A4

Notes for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Note, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in The City of New York, accompanied by written notice to the Company that the Holder hereof elects to convert this Note, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Note of the portion hereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in immediately available funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Note (or any Predecessor Note) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Notes, so that this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares), assuming, if such consolidation, merger or transfer is prior to the opening of business on the Issuance Date, that this Note was convertible at the time of such consolidation, merger or transfer at the initial conversion price specified above as adjusted from date of issuance, to such time pursuant to the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be adversely affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be adversely affected. The
Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                                       A5

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form without coupons in denominations of $100 and integral multiples of $100. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                                       A6